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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 14, 2003

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


            Ohio                         1-5263                 34-0367600
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(State or other                  (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                              Identification No.)

         29400 Lakeland Boulevard
         Wickliffe, Ohio                                        44092-2298
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(Address of principal executive offices)                       (Zip Code)

                                 (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  c.       Exhibits

                           99.1 Press Release of The Lubrizol Corporation dated October 13, 2003 updating earnings guidance for the year 2003.

Item 9.           Regulation FD Disclosure

                  A copy of the press release of The Lubrizol Corporation dated October 13, 2003 providing updated earnings guidance is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE LUBRIZOL CORPORATION



Date:  October 14, 2003       By:  /s/ Leslie M. Reynolds
                              Name:  Leslie M. Reynolds
                              Title: Corporate Secretary and Counsel


                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       The Lubrizol Corporation News Release dated October
                           13, 2003